Exhibit No. 32.1

Form 10-Q

BTHC XV, Inc.

File No. 0-52808

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of BTHC XV, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy P. Halter, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2009	By:	/s/ Timothy P. Halter
Timothy P. Halter
Chief Executive
and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to BTHC XV, Inc. and will be retained by BTHC XV, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.